At Home Group Inc. Announces Proposed Offering of Senior Secured Notes

PLANO, Texas, August 13, 2020– At Home Group Inc. (NYSE: HOME) (the “Company”, “we” or “our”) announced today that At Home Holding III Inc., its indirect wholly-owned subsidiary (the “Issuer”), plans to offer, subject to market and other conditions, senior secured notes in a private offering (the “Private Offering”) that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Issuer intends to use the net proceeds of the Private Offering, together with cash on hand and additional borrowings under its senior secured asset-based revolving credit facility (“ABL Credit Facility”), to repay all amounts outstanding under its senior secured first lien term loan facility (“Term Loan Facility”), related accrued and unpaid interest thereon and to pay fees and expenses in connection therewith.

The notes will be fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by At Home Holding II Inc., a direct wholly-owned subsidiary of the Company and parent of the Issuer, and  certain of the Issuer’s existing and future subsidiaries, all of which guarantors also guarantee the ABL Credit Facility, subject to certain exceptions.

The notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and in offshore transactions in reliance on Regulation S under the Securities Act. The notes and related guarantees will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the notes, the guarantees or any other securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as "anticipate", "are confident", "assumed", "believe", "continue", "could", "estimate", "expect", "intend", “look forward”, "may", "might", "on track", “outlook”, "plan", "potential", "predict", “reaffirm”, "seek", "should", or "vision", or the negative thereof or other variations thereon or comparable terminology. In particular, statements about our assumptions for future financial performance, as well as statements about the markets in which we operate, expected new store openings, our real estate strategy, growth targets, potential growth opportunities, market share, competition, impact of expected stock option exercises, future capital expenditures, and estimates of expenses we may incur in connection with equity incentive awards to management and our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance contained in this document are forward-looking statements. Furthermore, statements contained in this document relating to the Private Offering and plans, projections and estimates regarding the use of proceeds from the Private Offering are forward-looking statements. There can be no assurance that the Issuer will consummate the Private Offering on favorable terms or at all.

We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those factors described in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 25, 2020 as well as those factors updated in “Item 1A. Risk Factors” of our Quarterly Report on Form 10-Q for the fiscal quarter ended April 25, 2020 and other reports that we file with the Securities and Exchange Commission  (“SEC”), may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements.

Any forward-looking statement that we make in this release speaks only as of the date of such statement. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this document.

Investor Relations:

At Home

Arvind Bhatia, CFA / Bethany Johns

972.265.1299 / 972.265.1326

InvestorRelations@AtHome.com

Media
Carey Marin
214.914.1157
MediaRelations@AtHome.com